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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K


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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 2002
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                                 Date of Report

                                  T REIT, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

            Virginia                      333-77229               52-2140299
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 (State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
         of Incorporation)                                   Identification No.)

                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
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                    (Address of principal executive offices)

                                 (877) 888-7348
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              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 7, 2002, the Board of Directors of T REIT, Inc. (the "Company") voted to terminate the Company's Dividend Reinvestment Program. Accordingly, effective with the close of the Company's public offering of its common stock on May 31, 2002 the Company's Dividend Reinvestment Plan will terminate. Dividends paid by the Company after May 31, 2002 will be distributed in cash to all shareholders.

         The Company's Board of Directors, in its sole discretion, may elect to reinstate a dividend reinvestment program for shareholders in the future with the same or different terms.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       T REIT, INC.

         Date:  May 17, 2002           By:  /s/  Anthony W. Thompson
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                                           Anthony W. Thompson,
                                           President and Chief Executive Officer